Exhibit 3.4

DDelaware
The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "SHAMROCK LOGISTICS GP, LLC", CHANGING ITS NAME FROM "SHAMROCK LOGISTICS GP, LLC" TO "VALERO GP, LLC", FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2001, AT l:l5 O'CLOCK P.M.

31.379045 P.100
010677786

/s/ Harriet Smith Windsor
Harriet Smith Windsor , Secretary of State
AUTHENTICATION: 1534029
DATE: :12-31-01

Exhibit 3.4

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED: 01:15 PM 12/31/2001
010677786 - 3137906

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF FORMATION
OF
SHAMROCK LOGISTICS GP, LLC

This Certificate of Amendment to the Certificate of Formation of Shamrock Logistics GP, LLC (the “Company”) is executed and filed pursuant to the provisions of Section 18-202 of the Delaware Limited Liability Company Act. The undersigned DOES HEREBY CERTIFY as follows:
1.    The name of the limited liability company is Shamrock Logistic GP, LLC.
2.    The Certificate of Formation of the Company’s is hereby amending Article I to reflect the name change of the Company to Valero GP, LLC from Shamrock Logistics GP, LLC.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Formation as of the 31st day of December, 2001.

By: /s/ Todd Walker
Name: Todd Walker
Title: Corporate Secretary

Exhibit 3.4

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF FORMATION OF
SHAMROCK LOGISTICS GP, LLC
This Certificate of Amendment to the Certificate of Formation of Shamrock Logistics GP, LLC (the "Company") is executed and filed pursuant to the provisions of Section 18-202 of the Delaware Limited Liability Company Act. The undersigned DOES HEREBY CERTIFY as follows:
1.The name of the limited liability company is Valero GP, LLC, formerly Shamrock Logistics GP, LLC.
2.The Certificate of Formation of the Company is hereby amended to reflect the name change of the Company to Valero GP, LLC from Shamrock Logistics GP, LLC.
IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Formation as of the 31st day of December, 2001.

By: /s/ Todd Walker
Name: Todd Walker
Title: Corporate Secretary

HOU:728380.2